                                                                   EXHIBIT 10.62

               FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as of May 13, 2002, among DJ ORTHOPEDICS DEVELOPMENT CORPORATION (the "New Guarantor"), a Delaware corporation and a subsidiary of DJ ORTHOPEDICS, LLC, a Delaware limited liability company (the "Company"), the Company, DJ ORTHOPEDICS CAPITAL CORPORATION, a Delaware corporation ("DJ Capital", and together with the Company, the "Issuers"), and DJ ORTHOPEDICS, INC. ("DJO"), a Delaware corporation, (as successor to DonJoy, L.L.C.) and THE BANK OF NEW YORK, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").

                                   WITNESSETH:

               WHEREAS the Issuers and DJO (the "Existing Guarantor") have heretofore executed and delivered to the Trustee an Indenture (the "Indenture") dated as of June 30, 1999, providing for the issuance of an aggregate principal amount of up to $100,000,000 of 12-5/8% Senior Subordinated Notes due 2009 (the "Securities");

               WHEREAS Section 4.11 of the Indenture provides that under certain circumstances the Issuers are required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all the Issuers' obligations under the Securities pursuant to a Note Guarantee on the terms and conditions set forth herein; and

               WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee, the Issuers and the Existing Guarantor are authorized to execute and deliver this Supplemental Indenture.

               NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Issuers, the Existing Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

               1. Agreement to Guarantee. The New Guarantor hereby agrees, jointly and severally with the Existing Guarantor, to unconditionally guarantee the Issuers' obligations under the Securities on the terms and subject to the conditions set forth in Articles 11 and 12 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities.

               2. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

               3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

               4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

               5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

                                    * * * * *

               IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

                                      DJ ORTHOPEDICS DEVELOPMENT CORPORATION


                                      By:  /s/ LESLIE H. CROSS
                                           -------------------------------------
                                           Leslie H. Cross
                                           President and Chief Executive Officer

                                      DJ ORTHOPEDICS, LLC


                                      By:  /s/ LESLIE H. CROSS
                                           -------------------------------------
                                           Leslie H. Cross
                                           President and Chief Executive Officer

                                      DJ ORTHOPEDICS CAPITAL CORPORATION


                                      By:  /s/ LESLIE H. CROSS
                                           -------------------------------------
                                           Leslie H. Cross
                                           President and Chief Executive Officer

                                      DJ ORTHOPEDICS, INC.,
                                      as successor to DONJOY, L.L.C.


                                      By:  /s/ LESLIE H. CROSS
                                           -------------------------------------
                                           Leslie H. Cross
                                           President and Chief Executive Officer

                                      THE BANK OF NEW YORK, as Trustee


                                      By:  /s/ STACEY B. POINDEXTER
                                           -------------------------------------
                                           Name: Stacey B. Poindexter
                                           Title: Assistant Treasurer